UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 5, 2008
                                                         ----------------

                             REPRO-MED SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                       0-12305                 13-3044880
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


               24 Carpenter Road, Chester, New York            10918
             ----------------------------------------        ----------
             (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (845) 469-2042
                                                           --------------

                                 not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 2, 2008 we received an invoice from Meyler & Company, LLC (the "Former Auditor") for the past SEC10k filing which was substantially higher than the previous year. The invoice also contained charges for quarterly statements, which had also increased. We believed the amount of increases to be unreasonable, and we notified the auditor that we were unhappy with the increases delivered. We then attempted to negotiate a reasonable settlement.

On Friday December 5th ("Resignation Date"), during a telephone discussion, we both realized that we were at an impasse, we discussed severing our relationship. Subsequently on the same day, the Former Auditor notified Repro-Med Systems, Inc. (the "Company") that it was resigning as the Company's Independent Registered Public Accounting Firm. Our board of directors concurs with management on this matter.

The Former Auditor's decision to resign was the result of a disagreement with the audit fees charged for the year ended February 29, 2008. Except as noted in the paragraph immediately below, the reports of the Former Auditor on the Company's financial statements for the years ended February 29, 2008 and February 28, 2007, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of the Former Auditor on the Company's financial statements as of and for the year ended February 28, 2007, contained an explanatory paragraph which noted there was substantial doubt as to the Company's ability to continue as a going concern--with which the Company did not disagree--as the Company had an accumulated deficit and existing uncertain conditions the Company faced relative to its ability to obtain capital and operate successfully.

During the years ended February 29, 2008 and February 28, 2007, and through the Resignation Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

During the years ended February 29, 2008 and February 28, 2007, and through the Resignation Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that the Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto to this Form 8-K/A as exhibit 16.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit   Description
-------   -----------

16.1      Auditor's resignation letter dated December 5, 2008.*
16.2      Letter from Meyler & Company, LLC.**
__________
* Previously filed
** Filed herewith

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPRO-MED SYSTEMS, INC.
                                       (Registrant)


Date  December 19, 2008                 By: /s/ Andrew I. Sealfon
      -----------------                     ---------------------
                                           Andrew I. Sealfon
                                           President and Chief Executive Officer

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